UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 22, 2024

BEACON ROOFING SUPPLY, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50924	36-4173371
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
505 Huntmar Park Drive, Suite 300, Herndon, VA 20170
(Address of Principal Executive Offices) (Zip Code)
(571) 323-3939
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Common Stock, $0.01 par value	BECN	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers
On April 22, 2024, the Board of Directors of Beacon Roofing Supply, Inc. (the “Company”) appointed Prithvi (Prith) Gandhi, age 54, as the Company’s Executive Vice President and Chief Financial Officer. He is currently scheduled to join Beacon on May 1, 2024 as Executive Vice President and will subsequently assume the role of Chief Financial Officer on or about May 6, 2024 upon the transition of duties by Carmelo Carrubba, the Interim Chief Financial Officer. Mr. Carrubba will remain with the Company and return to his role as the Company’s Vice President of Strategy and Transformation, at which time he will no longer be deemed an executive officer of the Company.
Mr. Gandhi has served as the Vice President of Finance and Chief Financial Officer of TAMKO Building Products LLC, a national building products manufacturer and supplier, since August 2022. Mr. Gandhi previously served as the Chief Financial Officer of Fast Radius, Inc. (previously NASDAQ: FSRD), a cloud manufacturing and digital supply chain company, from August 2021 to July 2022. Prior to joining Fast Radius, from August 2013 to April 2021, Mr. Gandhi held various positions at Owens Corning (NYSE: OC), including as Interim Chief Financial Officer from October 2019 to September 2020, as Vice President of Corporate Strategy, Corporate Development and Financial Planning from September 2020 to April 2021 and from December 2014 to September 2019 and as Vice President of Corporate Development from August 2013 to November 2014. Mr. Gandhi also served as Vice President of Corporate Development and Strategy at Dover Corporation (NYSE: DOV) from 2011 to 2013 and as Vice President of Corporate Development (from 2007 to 2011) and Director of Corporate Development (from 2005 to 2007) of Zebra Technologies Corporation (NASDAQ: ZBRA), where he was responsible for M&A, strategic investments, and corporate strategy and led the company’s newly-formed RFID business as divisional CFO. Before Zebra Technologies Corporation, Mr. Gandhi spent four years with Morgan Stanley in proprietary trading and technology M&A. Mr. Gandhi holds a B.S. in Mathematics and Economics from University of California—Berkeley, a M.A. in International Economics from Georgetown University, and a M.B.A. in Finance from the Wharton School at the University of Pennsylvania.
Mr. Gandhi’s annual compensation will consist of an annual salary of $560,000, with a target annual cash incentive of 75% of his annual salary, and a target annual long-term incentive award value of $750,000. His target annual cash incentive for fiscal year 2024 will be pro-rated from the date of hire and the next regular annual long-term incentive award is scheduled for the first quarter of fiscal year 2025. Mr. Gandhi’s annual long-term incentive award will consist of stock options, time-vested restricted stock units, and performance-vested restricted stock units under the Company’s 2024 Stock Plan, if approved by the Company’s stockholders at its 2024 Annual Meeting of Stockholders. For fiscal year 2024, during the next open trading window after his start date, Mr. Gandhi will be granted a sign-on long-term incentive award of stock options, performance-vested restricted stock units and time-vested restricted stock units under the Company's Second Amended and Restated 2014 Stock Plan (the “2014 Stock Plan”) having an aggregate value of $500,000 at the date of grant, with 25% of the value in stock options, 50% in performance-vested restricted stock units and 25% in time-vested restricted stock units. The stock options will vest one-third annually starting on the first anniversary of the grant date and expire on the tenth anniversary of the grant date. The performance-vested and time-vested restricted stock units will vest on the third anniversary of the grant date. In addition, during the next open trading window after his start date, Mr. Gandhi will be granted an additional sign-on long-term incentive award of time-vested restricted stock units under the 2014 Stock Plan having an aggregate value of $115,000 at the date of grant. The time-vested restricted stock units will vest on the second anniversary of the grant date. Mr. Gandhi also will receive a cash sign-on payment of $500,000 payable on the first administratively reasonable payroll after his date of hire. The cash sign-on payment must be repaid to the Company if Mr. Gandhi voluntarily leaves the Company on or before December 31, 2025. Mr. Gandhi also will receive relocation assistance and other benefits typical for Company executives.
Mr. Gandhi will also enter into an Executive Severance and Restrictive Covenant Agreement with the Company and Beacon Sales Acquisition, Inc. in the form attached hereto as Exhibit 10.1. There are no arrangements or understandings, other than the Executive Severance and Restrictive Covenant Agreement and as described above, between Mr. Gandhi and any other persons pursuant to which he was selected as the Company’s Executive Vice President and Chief Financial Officer.

Item 7.01	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers
On April 22, 2024, the Company issued a press release announcing Mr. Gandhi’s appointment as Chief Financial Officer, which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information, including Exhibit 99.1, in Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. Such information shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits
(d)Exhibits

Exhibit Index
Exhibit Number	Description
99.1	Press release, dated April 22, 2024
10.1
Form of Executive Severance and Restrictive Covenant Agreement between Beacon Roofing Supply, Inc., Beacon Sales Acquisition, Inc. and executive officers and certain senior management (incorporated by reference to Exhibit 10.20 of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on November 20, 2020)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON ROOFING SUPPLY, INC.

Date: April 23, 2024	By:	/s/ Julian G. Francis
Julian G. Francis
President and Chief Executive Officer